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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

     In connection with the Annual Report of Kirkland's, Inc. (the "Company") on Form 10-K for the year ending January 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Reynolds C. Faulkner, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ REYNOLDS C. FAULKNER
                                          --------------------------------------
                                                   Reynolds C. Faulkner
                                            Executive Vice President and Chief
                                                    Financial Officer

April 11, 2006